NOTICE OF GUARANTEED DELIVERY
                                       for
                                  Common Stock,
           9% Subordinated Convertible Debentures Due November 1, 1999
                                       or
          9.1% Subordinated Convertible Debentures Due January 1, 2002
                                       of
                   MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.

      This form or one substantially equivalent hereto must be used to accept the Offers (as defined below) if certificates for shares of Common Stock (the "Shares") or certificates representing the 9% Subordinated Convertible Debentures Due November 1, 1999 or 9.1% Subordinated Convertible Debentures Due January 1, 2002 (collectively, the "Debentures") of Mountasia Entertainment International, Inc. are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined under the caption "The Offers -- Terms of the Offers" in the Offer To Purchase (as defined below)) or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or sent by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined under the caption "The Offers -- Procedure for Tendering Shares or Debentures" in the Offers to Purchase).

                        The Depositary for the Offers is:

                   Continental Stock Transfer & Trust Company

                       By Hand, Mail or Overnight Courier:
                                   2 Broadway
                            New York, New York 10004

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (212) 509-5150

                               For Information or
                           Confirmation by Telephone:
                                 (212) 509-4000

                    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS
                 OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE
                      NUMBER OTHER THAN AS SET FORTH ABOVE
                      DOES NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

The undersigned hereby tenders to MEI Holdings, L.P., a Delaware limited partnership, on the terms and subject to the conditions set forth in its Offer To Purchase, dated November 14, 1996 (the "Offer To Purchase"), and the related Letters of Transmittal (which together constitute the "Offers"), receipt of which is hereby acknowledged, the number of Shares or principal amount of Debentures indicated below pursuant to the guaranteed delivery procedures set forth under the caption "The Offers -- Procedure for Tendering Shares or Debentures" in the Offers to Purchase.

(Please Type or Print)

Number of Shares Tendered:

If Debentures, check one box and specify principal amount tendered:
|_|  9% Debentures: $_________________________
|_|  9.1% Debentures: $_______________________

If Shares or Debentures will be delivered by book-entry transfer, check one box:
|_|  The Depository Trust Company
|_|  The Philadelphia Depository Trust Company

Account Number:_______________________________
Dated:________________________________________

Certificate No(s). (if available):____________

______________________________________________

______________________________________________


Name(s):______________________________________

______________________________________________

Address:______________________________________

______________________________________________
                                      Zip Code
Area Code and
Telephone Number:_____________________________

______________________________________________

Signature(s):_________________________________

______________________________________________


                                    GUARANTEE
                    (not to be used for signature guarantee)
      The undersigned, a financial institution that is a participant in the
Securities Transfer Agent Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange, Inc. Medallion Signature Program, hereby guarantees to deliver to the Depositary the certificates representing the Shares, or the certificates representing Debentures, as applicable, tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in "The Offers -- Acceptance for Payment and Payment for Shares" in the Offer To Purchase) with respect to such Shares or Debentures, together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message (as defined in "The Offers -- Acceptance for Payment and Payment for Shares and Debentures" in the Offer To Purchase) in the case of a book-entry transfer, and any other required documents, all within five business days after the date hereof.

______________________________________________
Name of Firm

______________________________________________
Address

______________________________________________
City, State                           Zip Code

______________________________________________
Area Code and Telephone Number

______________________________________________
Authorized Signature

______________________________________________
Name (Please Type or Print)

______________________________________________
Title

______________________________________________
Date

              DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES
                  SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL

                                       -2-